UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 19, 2004

                              ADOLPH COORS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                   1-14829                    84-0178360
----------------------------       -----------                 -------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation             File Number)              Identification No.)

          311 - 10th Street
           Golden, Colorado                                              80401
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code    303.279.6565

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On July 19, 2004, Adolph Coors Company issued a press release confirming that the Company and Molson Inc. are in advanced discussions concerning a possible merger of equals between the two companies. Terms of the proposed transaction are still being discussed and are subject to final Board approvals. A copy of the press release is incorporated herein by reference as Exhibit 99.1.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADOLPH COORS COMPANY
                                             (Registrant)
Date: July 19, 2004
                                             /s/ Annita M. Menogan
                                             Annita M. Menogan, Secretary

                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------
99.1                   Release dated July 19, 2004